Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Amendment”), is entered into as of August 10, 2026 (the “Execution Date”), by and among Amneal Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Vikram Patel, in his capacity as the Amneal Group Representative (the “Amneal Group Representative”) and the other Persons set forth under the heading “New Amneal Group Members” on the signature pages hereto (the “New Amneal Group Members”).

WHEREAS, the Company and the Amneal Group Representative are party to that certain Third Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), dated November 7, 2023, by and among the Company, Amneal Intermediate Inc., a Delaware corporation, Amneal Pharmaceuticals LLC, a Delaware limited liability company, and the other parties named therein;

WHEREAS, the Company and the Amneal Group Representative desire to amend the Stockholders Agreement in order to make certain changes to the definitions therein;

WHEREAS, pursuant to Section 7.9 of the Stockholders Agreement, the Stockholders Agreement may be amended by a written instrument signed by the Company and the Amneal Group Representative; provided, that any material amendment or modification of the Stockholders Agreement shall require the prior written consent of the Conflicts Committee;

WHEREAS, the Conflicts Committee has delivered prior written consent to this Amendment; and

WHEREAS, unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Stockholders Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Stockholders Agreement as follows:

1.
The definition of “Amneal Group” is hereby amended and restated in its entirety to mean, collectively, the Persons listed on Schedule A to this Amendment; provided, that the “Amneal Group” shall include any Person to whom shares of Company Common Stock are validly Transferred in accordance with Section 4.1(c) of the Stockholders Agreement after the Execution Date (provided, that such transferee shall, prior to any such Transfer, have agreed in a writing reasonably acceptable to the Company to be bound by the terms of the Stockholders Agreement as a party thereto in the position of an Amneal Group Member).

2.
The definition of “Amneal Group Member” is hereby amended and restated in its entirety to mean any of the Persons listed on Schedule A to this Amendment; provided, that any Person to whom shares of Company Common Stock are validly Transferred in accordance with Section 4.1(c) of the Stockholders Agreement after the Execution Date shall be deemed to be an “Amneal Group Member” (provided, that such transferee shall, prior to any such Transfer, have agreed in a writing reasonably acceptable to the Company to be bound by the terms of the Stockholders Agreement as a party thereto in the position of an Amneal Group Member).

3.
The Amneal Group Representative represents and warrants that (i) he is the current, duly authorized Amneal Group Representative, (ii) he, in his capacity as the Amneal Group Representative, has the authority to enter into this Amendment on behalf of each of the Amneal Group Members as of immediately prior to the Execution Time and, if executed by the Company, this Amendment will be binding on such Amneal Group Members, (iii) as of the Execution Time, each of the Persons listed on Schedule A to this Amendment beneficially owns outstanding shares of the Company Common Stock and (iv) as of the Execution Time, the Amneal Group (as such term is amended by this Amendment) collectively beneficially owns no less than ten percent (10%) of the outstanding shares of the Company Common Stock.

4.
The Company represents and warrants that (i) the Conflicts Committee has delivered prior written consent to this Amendment and (ii) the Company has all requisite corporate power and authority to execute and deliver this Agreement, and, if executed by the other parties hereto, this Amendment will be binding on the Company.

5.
The New Amneal Group Members hereby agree to comply with and be bound by all the terms of the Stockholders Agreement, as amended by this Amendment, as a party thereto in the position of an Amneal Group Member in the same capacity as if the New Amneal Group Members were original parties thereto in such capacity.

6.	All references in the Stockholders Agreement to “New York Stock Exchange” are hereby deleted and replaced with “Nasdaq Stock Market”.

7.	All references in the Stockholders Agreement to “NYSE” are hereby deleted and replaced with “Nasdaq”.

8.
For the avoidance of doubt, all shares of Company Common Stock that are issued to Amneal Group Members (as such term is amended by this Amendment) pursuant to the Membership Interest Purchase Agreement, dated as of April 21, 2026, by and among the Company, Kashiv BioSciences, LLC, and the other parties named therein (the “MIPA”) in connection with the Closing (as defined in the MIPA) shall be included in the number of shares of Company Common Stock beneficially owned by the Amneal Group for all purposes of the Stockholders Agreement (including, without limitation, for purposes of the application of the definition of Registrable Shares other than with respect to the first sentence of Section 5.1 of the Stockholders Agreement).

9.
All references in the Stockholders Agreement to the “Shelf Registration Statement” shall hereinafter include, in addition to the post-effective Amendment to the Registration Statement on Form S-3 (File No. 333-263225), the S-3 Shelf (as such term is defined in MIPA).

10.	The definition of the “Amneal Group Representative” is hereby amended by replacing “Padmesh Patel” with “Vikram Patel”.

11.	All references in the Stockholders Agreement to “Class A Common Stock” shall mean the Company Common Stock.

12.
Any shares of Company Common Stock that are registered and validly Transferred by Amneal Group Members pursuant to the S-3 Shelf (as defined in the MIPA), when effective under the Securities Act, shall be deemed to be Transferred pursuant to Section 4.1(b)(i)(A) of the Stockholders Agreement.

13.
On and after the Execution Date, each reference in the Stockholders Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Stockholders Agreement, shall mean and be a reference to the Stockholders Agreement as amended by this Amendment.

14.	Except as specifically amended by this Amendment, the Stockholders Agreement shall remain in full force and effect and is hereby ratified and confirmed.

15.
The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power, or remedy of any party under the Stockholders Agreement.

16.
The parties specifically understand and agree that the changes to the Stockholders Agreement by this Amendment are intended to alter certain provisions of the Stockholders Agreement, and that the matters set forth in this Amendment shall be controlling over those provisions of the Stockholders Agreement which they replace, which shall be treated as superseded.

17.
This Amendment may be executed by electronic signatures (such as Docusign) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

18.	This Amendment shall become effective upon the Execution Date.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first written above.

AMNEAL PHARMACEUTICALS, INC.

By:	/s/ Jason B. Daly
Name: Jason B. Daly
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

AMNEAL GROUP REPRESENTATIVE:

By:	/s/ Vikram Patel
Name: Vikram Patel

New Amneal Group Members

CKR INVESTMENTS, LLC

By:	/s/ Chirag Patel
Name: Chirag Patel
Title: General Manager

CKR DYNASTY, LLC

By:	/s/ Chintu Patel
Name: Chintu Patel
Title: General Manager

SHIVKAN HOLDINGS, LLC

By:	/s/ Chintu Patel
Name: Chintu Patel
Title: General Manager

SHIVKAN DYNASTY, LLC

By:	/s/ Chirag Patel
Name: Chirag Patel
Title: General Manager

[Signature Page to First Amendment to Third A&R Stockholders Agreement]

ROCK NOLA, LLC

By:	TUP ONE, LLC

By:	/s/ Tushar Patel
Name: Tushar Patel
Title: Manager

NP INVESTOR GROUP, LLC

By:	/s/ Rishi Reddy
Name: Rishi Reddy
Title: Manager

ARJUN TARSADIA TRUST

By:	/s/ Nilesh Madhav
Name: Nilesh Madhav
Title: Trustee

GLI THREE, LLC

By:	/s/ Edward G. Coss
Name: Edward G. Coss
Title: Manager

CEPHEID CAPITAL, LLC

By:	/s/ Gautam Patel
Name: Gautam Patel
Title: Manager

ANANTYA CAPITAL, LLC

By:	/s/ Vikram Patel
Name: Vikram Patel
Title: Manager

Schedule A
(Amneal Group)

Pre-Existing Amneal Group Members

1.	THE ANISH CHETAN PATEL GIFT TRUST

2.	THE MANSI CHETAN PATEL GIFT TRUST

3.	THE AMAN DIPAN PATEL GIFT TRUST

4.	THE BHAVIN NARENDRA PATEL GIFT TRUST

5.	THE CHINTU PATEL REVOCABLE TRUST

6.	THE CHIRAG PATEL REVOCABLE TRUST

7.	EDWARD G COSS FAMILY TRUST

8.	THE FALGUNI PATEL REVOCABLE TRUST

9.	THE GREENE FAMILY TRUST

10.	GREG & NOLA CASSERLY FAMILY TRUST

11.	THE LUCE FAMILY TRUST

12.	THE SUNIL PATEL FAMILY TRUST

13.	PADMESH M PATEL FAMILY TRUST

14.	AP-1 TRUST

15.	AP-2 TRUST

16.	AP-3 TRUST

17.	AP-5 TRUST

18.	AP-7 TRUST

19.	AP-9 TRUST

20.	DIPAN PATEL LIVING TRUST

21.	THE PRITI PATEL REVOCABLE TRUST

22.	PATEL FAMILY TRUST

23.	THE FALCON TRUST

24.	THE MAYUR PATEL LEGACY TRUST

25.	THE PUJA PATEL TRUST

26.	THE ISHANI PATEL TRUST

27.	THE NIAM PATEL TRUST

28.	TI SIE 2, LLC (successor in interest to Tushar Patel Family Trust)

29.	THE T-TWELVE LEGACY TRUST

30.	B.U. PATEL FAMILY TRUST

31.	GAUTAM PATEL

32.	VIKRAM PATEL

33.	KANU PATEL

34.	TEJASH AND SUNITA PATEL FAMILY TRUST

New Amneal Group Members

35.	CKR INVESTMENTS, LLC

36.	CKR DYNASTY, LLC

37.	SHIVKAN HOLDINGS, LLC

38.	SHIVKAN DYNASTY, LLC

39.	ROCK NOLA, LLC

40.	NP INVESTOR GROUP, LLC

41.	ARJUN TARSADIA TRUST

42.	GLI THREE, LLC

43.	CEPHEID CAPITAL, LLC

44.	ANANTYA CAPITAL, LLC